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                                                                 EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report and to all reference to our Firm included in the registration statement.



                                                   ARTHUR ANDERSEN LLP

Orange County, California
November 9, 1995